UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  August 29, 2007 (August 28, 2007)
NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51567	04-3454702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

439 S. Union St, 5 th Floor, Lawrence, MA (Address of principal executive offices)	01843 (Zip Code)
(978) 687-4700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01.Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release, dated August 29, 2007

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b)
     On August 28, 2007, Philip R. Licari, the Senior Vice President and Chief Operating Officer of NxStage Medical, Inc. (“NxStage” or the “Company”), notified the Company that he intends to resign from the Company effective as of the closing of the Company’s acquisition of Medisystems Corporation and certain related entities, which is expected to occur in the fourth quarter of 2007.
Item 8.01.Other Events
On August 29, 2007, the Company issued a press release announcing that the U.S. antitrust authorities had completed their review of the Company’s proposed acquisition of Medisystems Corporation and related entities (the “Acquisition”). The Company also announced in the press release that Philip R. Licari, the Company’s Chief Operating Officer, had notified the Company of his intention to resign from the Company effective as of the closing of the Acquisition and that Michael Webb had been promoted to the position of Senior Vice President Quality, Regulatory and Clinical Affairs. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.
Additional Information about the Acquisition and Where to Find It
In connection with the proposed Acquisition, NxStage intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”). Investors and securityholders of NxStage are urged to read the proxy statement (including any supplements) regarding the proposed transaction when it becomes available because it will contain important information about NxStage, Medisystems Corporation and related entities, David S. Utterberg and the proposed transaction.
NxStage stockholders will be able to obtain a copy of the proxy statement as well as other filings containing information about NxStage, without charge, at the SEC’s Internet site (www.sec.gov). Copies of the proxy statement, and the SEC filings that will be incorporated by reference in the proxy statement, can also be obtained, without charge, by directing a request to NxStage Medical, Inc., 439 South Union Street, Fifth Floor, Lawrence, Massachusetts 01843 Attention: Investor Relations; telephone (978) 687-4700.
Participants in the Solicitation
NxStage, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding NxStage’s directors and executive officers is contained in NxStage’s Form 10-K for the year ended December 31, 2006 filed with the SEC on March 16, 2007 and its most recent annual meeting proxy statement filed with the SEC on April 30, 2007. These documents are available free of charge as described above.
David S. Utterberg, a director and the holder of approximately 6.7% of NxStage’s outstanding common stock, is the direct or indirect owner of all the outstanding equity interests of Medisystems Corporation and the related entities being acquired by NxStage. Information regarding the special interests of Mr. Utterberg and NxStage’s other directors and officers in the proposed transaction will also be included in the proxy statement referred to above.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 29, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

NxStage Medical, Inc.
Date: August 29, 2007	By:	/s/ Jeffrey H. Burbank
Jeffrey H. Burbank
President and Chief Executive Officer